   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS -- EQUITY PORTFOLIOS

SUPPLEMENT DATED JUNE 30, 2005 TO PROSPECTUS DATED APRIL 1, 2005


The following replaces the seventh paragraph under "Portfolio Management" on page 40 of the Prospectus:

The manager for the Mid Cap Growth Portfolio is Deborah Koch, Vice President of Northern Trust. Ms. Koch has had such responsibility since joining Northern Trust in May 2003. From 2000 to 2003, Ms. Koch was a portfolio manager and senior analyst for technology portfolios at Strong Capital Management. From 1992 to 2000, she was a portfolio manager at Scudder Kemper Investments.

The following replaces the eighth paragraph under "Portfolio Management" on page 40 of the Prospectus:

The manager for the Small Company Growth Portfolio is John B. Leo, Senior Vice President of Northern Trust. Mr. Leo has had such responsibility since July 2004. Joining Northern Trust in 1984, Mr. Leo has managed various equity portfolios during the past five years.

--------------------------------------------------------------------------------

                                                                   NIFSPTE 6/05
[LOGO] NORTHERN
INSTITUTIONAL FUNDS/R/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northerninstitutionalfunds.com